UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2008

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INTERNATIONAL GAME TECHNOLOGY

(Exact name of registrant as specified in its charter)

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Nevada	001-10684	88-0173041
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9295 Prototype Drive, Reno, Nevada  89521

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (775) 448-7777 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

International Game Technology announced results for its most recent quarter.  The full text of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press Release dated October 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

By:	/s/ DANIEL R. SICILIANO
Daniel R. Siciliano Chief Accounting Officer and Treasurer

Date: October 30, 2008